SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2016
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A-MARK PRECIOUS METALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	11-2464169
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

429 Santa Monica Blvd. Suite 230 Santa Monica, CA (Address of principal executive offices)	90401 (Zip code)

Registrant’s telephone number, including area code:  (310) 587-1477
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)     Effective February 2, 2016, the Company’s Controller and Principal Financial Officer, Gianluca Marzola, resigned from the Company. Mr. Marzola will serve as a consultant to the Company through August 14, 2016. Mr. Marzola’s decision to resign is solely for personal reasons and time considerations and did not involve any disagreement with the Company, the Company's management or the Board of Directors.

Effective February 2, 2016, Thor Gjerdrum, the Company’s Chief Operating Officer and Executive Vice President, was appointed as Acting Principal Financial Officer.

Item 8.01. Other Events.

Results of Annual Meeting

1. At the annual meeting of stockholders held on February 2, 2016 (the “2016 Annual Meeting”), the Company's stockholders elected the following persons to the Company's Board of Directors, to hold office for a term of one year and until their respective successors have been duly elected and qualified:

Joel R. Anderson
Jeffrey D. Benjamin
Ellis Landau
Beverley Lepine
William Montgomery
John U. Moorhead
Jess M. Ravich
Gregory N. Roberts

2. At the 2016 Annual Meeting, the Company's stockholders ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ended June 30, 2016.

3. At the 2016 Annual Meeting, the Company’s stockholders approved, on an advisory basis, the compensation to the named executive officers of the Company for fiscal 2015.

Appointment of Committee Members and Appointment of Officers

At the Company's Board of Directors' meeting held on February 2, 2016, the Board of Directors appointed the following persons to the committees of the Board of Directors:

Audit Committee

Ellis Landau, Chairman
Beverley Lepine
William Montgomery
John U. Moorhead
Jess M. Ravich

Compensation Committee

John U. Moorhead, Chairman
Ellis Landau
Jess M. Ravich

Nominating and Corporate Governance Committee

Jess M. Ravich, Chairman
William Montgomery
John U. Moorhead

In addition, the Board of Directors also appointed the following officers to the positions set forth below opposite their respective names:

Chief Executive Officer            Greg Roberts

President         David Madge

Chief Operating Officer and         Thor Gjerdrum
Executive Vice President

Chief Financial Officer and         Cary Dickson
Executive Vice President

General Counsel, Executive        Carol Meltzer
Vice President and Secretary

Corporate Controller, Vice        Kathleen Simpson-Taylor
President and Assistant Secretary

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2016

A-MARK PRECIOUS METALS, INC.

By:    /s/ Carol Meltzer
Name:    Carol Meltzer
Title:    General Counsel and Secretary